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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)           August 14, 2002
                                                 -------------------------------

                                   AMTROL Inc.
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(Exact Name of Registrant as Specified in Charter)


       Rhode Island                        0-20328               05-0246955
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(State or Other Jurisdiction             (Commission           (IRS Employer
    of Incorporation)                    File Number)        Identification No.)


  1400 Division Road, West Warwick, RI                              02893
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code        (401) 884-6300
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



ITEM 9.  REGULATION FD DISCLOSURE

     On August 14, 2002 AMTROL Inc. submitted to the Securities and Exchange Commission the certification by its chief executive and chief financial officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 on the Company's Form 10-Q for the quarter ended June 30, 2002 filed on August 14, 2002.

     c) Exhibits. The following exhibit is filed in conjunction with this document:

                  Exhibit 99.1 Section 906 Certification Letter


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AMTROL INC. AND SUBSIDIARIES
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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             AMTROL INC.


Date:  August 14, 2002                       By: /s/ LARRY T.GUILLEMETTE
    ------------------                           ----------------------------
                                                 Larry T. Guillemette
                                                 Executive Vice President,
                                                 Chief Financial Officer &
                                                 Treasurer